UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3848
                                   ------------


                       AXP HIGH YIELD INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
HIGH YIELD BOND FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE HIGH YIELD BOND FUND (FORMERLY AXP(R) HIGH YIELD BOND FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH CURRENT INCOME AS ITS PRIMARY GOAL AND, AS ITS SECONDARY GOAL, CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                  3
Performance Summary                                            4
Questions & Answers with Portfolio Management                  6
Investments in Securities                                      9
Financial Statements                                          19
Notes to Financial Statements                                 22
Fund Expenses Example                                         33
Approval of Investment Management  Services Agreement         35
Proxy Voting                                                  39

[DALBAR RATED FOR COMMUNICATION  2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV 30, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER               SINCE     YEARS IN INDUSTRY
Scott Schroepfer, CFA*          3/99             19

* This Fund is managed by a team of portfolio managers led by Scott Schroepfer. This team is part of the high-yield team led by Jennifer Ponce de Leon.

FUND OBJECTIVE

For investors primarily seeking high current income and, secondarily, capital growth.

Inception dates by class
A: 12/8/83  B: 3/20/95  C: 6/26/00  I: 3/4/04  Y: 3/20/95

Ticker symbols by class
A: INEAX    B: IEIBX    C: APECX    I: --       Y: --

Total net assets                           $2.197 billion
Number of holdings                                    242
Weighted average life(1)                        7.3 years
Effective duration(2)                           4.3 years
Weighted average bond rating(3)                         B

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Consumer Discretionary     25.7%
Telecommunications         18.9%
Materials                  13.6%
Health Care                 9.1%
Industrials                 8.8%
Utilities                   7.6%
Energy                      4.8%
Consumer Staples            3.9%
Financials                  3.9%
Short-Term Securities*      3.7%

* Of the 3.7%, 0.3% is due to security lending activity and 3.4% is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

BBB bonds                              1.5%

BB bonds                              23.7

B bonds                               60.7

CCC bonds                             13.9

Non-rated bonds                        0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. [1.9% of the portfolio rating above was determined through internal analysis.]

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High-yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource High Yield Bond Fund Class A
(excluding sales charge)                                +3.36%
JP Morgan Global High Yield Index(1) (unmanaged)        +2.72%
Lipper High Current Yield Bond Funds Index(2)           +3.09%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Nov. 30, 2005 by class
A: 6.40%   B: 5.94%   C: 5.95%   I: 7.12%   Y: 6.89%

At Dec. 30, 2005* by class
A: 6.49%   B: 6.04%   C: 6.05%   I: 7.10%   Y: 7.00%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

* The last business day of the period.

STYLE MATRIX


                      DURATION
                SHORT    INT.    LONG
QUALITY
HIGH
MEDIUM
LOW                       X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                        CLASS A               CLASS B               CLASS C         CLASS I     CLASS Y
                       (12/8/83)             (3/20/95)             (6/26/00)        (3/4/04)   (3/20/95)
                                                     AFTER                 AFTER
(INCEPTION DATES)  NAV(1)     POP(2)     NAV(1)     CDSC(3)    NAV(1)     CDSC(4)    NAV(5)     NAV(6)
AT NOV. 30, 2005

6 months             +3.36%     -1.56%     +2.97%     -2.03%     +2.97%     +1.97%     +3.56%     +3.44%
1 year               +4.50%     -0.48%     +3.71%     -1.18%     +3.34%     +2.36%     +4.54%     +4.66%
3 years             +13.21%    +11.39%    +12.36%    +11.30%    +12.27%    +12.27%       N/A     +13.39%
5 years              +7.31%     +6.27%     +6.50%     +6.21%     +6.46%     +6.46%       N/A      +7.48%
10 years             +5.35%     +4.84%     +4.56%     +4.56%       N/A        N/A        N/A      +5.50%
Since inception      +8.20%     +7.97%     +5.49%     +5.49%     +4.25%     +4.25%     +8.00%     +6.44%

AT DEC. 31, 2005

6 months*            +2.92%     -1.96%     +2.53%     -2.43%     +2.53%     +1.54%     +3.12%     +2.65%
1 year               +4.36%     -0.61%     +3.58%     -1.30%     +3.56%     +2.59%     +4.76%     +4.16%
3 years             +13.63%    +11.81%    +12.78%    +11.73%    +12.69%    +12.69%       N/A     +13.68%
5 years              +7.40%     +6.36%     +6.59%     +6.30%     +6.56%     +6.56%       N/A      +7.50%
10 years             +5.37%     +4.86%     +4.58%     +4.58%       N/A        N/A        N/A      +5.48%
Since  inception     +8.23%     +7.99%     +5.55%     +5.55%     +4.38%     +4.38%     +8.28%     +6.47%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS:
     FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER SCOTT SCHROEPFER DISCUSSES RIVERSOURCE HIGH YIELD BOND FUND'S RESULTS AND POSITIONING FOR THE SEMIANNUAL PERIOD ENDED NOV. 30, 2005.

Q: HOW DID RIVERSOURCE HIGH YIELD BOND FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005?

A: RiverSource High Yield Bond Fund rose 3.36% (Class A shares excluding sales charge) for the semiannual period ended Nov. 30, 2005, outperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 2.72% during the period. The Fund also outperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 3.09% during the same time frame.

Q:  WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE FOR THE PERIOD?

A: During the semiannual period, three factors, in particular, contributed to the Fund's outperformance.

        - THE FUND WAS REWARDED BY OWNING LARGER POSITIONS IN THE LOWER RATED SEGMENTS OF THE MARKET. Bonds with B credit ratings outperformed those rated BB for the six-month period overall. The Fund had a large exposure to the single B-rated sector of the market and a market weight in CCC-rated securities. Currently the Fund has a less-than-JP Morgan Index weight to bonds rated BB as we believe there is still value in the single B segment of the market.

        - THE FUND ALSO BENEFITED FROM STRONG SECTOR ALLOCATION. The Fund had a greater-than-JP Morgan Index weight in the media sector including radio, television, cable and publishing, all of which performed well during the six-month period.

        - THE FUND BENEFITED FROM STRONG SECURITY SELECTION WITHIN THE AUTOMOTIVE SECTOR. In particular, we added to the Fund's position in General Motors' financial services subsidiary GMAC earlier in the year when auto-related bonds declined in value from speculation about GM and Ford's downgraded status. Adding to the credit paid off during the semiannual period as GMAC performed well and contributed to the Fund's performance.

Q: WHICH BONDS WERE THE BEST AND WORST PERFORMERS FOR THE FUND DURING THE SIX-MONTH PERIOD?

A: The Fund's greater-than-JP Morgan Index weight in the strongly performing wireless telecommunications sector contributed to performance, specifically holding Qwest Communications. Qwest turned in strong results during the period and the Fund benefited.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE STILL HAVE A POSIVE VIEW OF THE ECONOMY GOING FORWARD AND BELIEVE COMPANY FUNDAMENTALS WILL REMAIN SOLID.

In addition, we had been holding health retailer General Nutrition Centers in the Fund's portfolio despite weak results from the company because we believed that too much hype was made over the company's performance. During the semiannual period, holding the credit paid off and turned out to be one of the strongest performers for the Fund.

A weaker performer for the Fund during the six-month period was hospital management company LifeCare Holdings, which was impacted by Hurricane Katrina and suffered weak performance as a result. Video and DVD retailer Movie Gallery detracted from performance during the period as did Standard Aero Holdings, a supplier of services to the aerospace and defense industries. There was news during the period that Standard Aero Holdings may lose a large contract, which caused negative performance for the securities.

Q:  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AND HOW IS IT CURRENTLY
    POSITIONED?

A: The Fund had been holding a bit more cash during the period, seeking opportunities to capitalize on attractively valued bonds. We brought down the cash level toward the end of the six-month period as we are approaching a traditionally favorable time for high yield bonds and we wanted the Fund to be more fully invested going forward.

    We also lessened the Fund's overweight relative to the JP Morgan Index in the wireless telecommunications sector. The Fund still has a large exposure to the sector, but we reduced the weighting somewhat because many of the companies have been either acquired or valuations did not justify owning as large of a position.

    Finally, we added to the Fund's positions in certain cyclical sectors such as paper and building products during the period. We had lowered our exposure to those sectors earlier in the calendar year when they appeared overvalued and now we are finding opportunities to add back to the Fund's weightings at more attractive levels.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- BONDS WITH B CREDIT RATINGS OUTPERFORMED THOSE RATED BB FOR THE SIX-MONTH PERIOD OVERALL.

Q:  WHAT IS THE FUND'S TACTICAL VIEW AND STRATEGY FOR THE MONTHS AHEAD?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

    We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts are experts in the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

    In the coming months, we will closely monitor the actions of the Fed as White House economist Ben Bernanke succeeds the retiring Fed chairman Alan Greenspan. In particular, we will be looking for signs that the Fed is nearing the end of its rate hikes. Typically when rates stop rising, the difference between corporate bonds and higher quality government bonds widens. As a result, the Fund would likely enhance its focus on increasing credit quality and become more aggressive in upgrading. While we have been gradually heading in that direction, we still have been able to find value in B-rated bonds and have maintained a greater-than-JP Morgan Index allocation to this segment of the high yield bond market.

    We still have a positive view of the economy going forward and believe company fundamentals will remain solid. We are not expecting a major slowdown or recession in the near term; however, having said that, we are no longer at the beginning of an economic expansion, and therefore, taking incremental risk when valuations do not justify it does not seem prudent. We continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE HIGH YIELD BOND FUND

NOV. 30, 2005 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (94.8%)

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT               VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12                                                 8.00%      $ 8,265,000          $ 8,265,000
CPI Holdco
  Sr Nts
   02-01-15                                                 9.67         9,095,000(n)         8,858,821
DRS Technologies
  Sr Sub Nts
   11-01-13                                                 6.88         9,145,000            8,687,750
L-3 Communications
   06-15-12                                                 7.63         9,795,000           10,284,750
   07-15-13                                                 6.13         7,100,000            6,940,250
L-3 Communications
  Sr Sub Nts
   10-15-15                                                 6.38        15,200,000(d)        14,972,000
Standard Aero Holdings
   09-01-14                                                 8.25         3,805,000            3,158,150
                                                                                            -----------
Total                                                                                        61,166,721
-------------------------------------------------------------------------------------------------------

AUTOMOTIVE (4.0%)
Affinia Group
   11-30-14                                                 9.00        10,970,000            8,830,850
ArvinMeritor
   02-15-09                                                 6.80         4,110,000            3,760,650
   03-01-12                                                 8.75         1,945,000            1,818,575
GMAC
   09-15-11                                                 6.88        23,415,000           21,156,061
   11-01-31                                                 8.00         8,860,000            8,779,906
Insurance Auto Auctions
   04-01-13                                                11.00         9,795,000           10,259,596
Lear
  Series B
   08-01-14                                                 5.75        18,040,000           15,003,724
Tenneco
  Secured Series B
   07-15-13                                                10.25         9,250,000           10,105,625
TRW Automotive
  Sr Nts
   02-15-13                                                 9.38         7,645,000            8,237,488
                                                                                            -----------
Total                                                                                        87,952,475
-------------------------------------------------------------------------------------------------------

BROKERAGE (0.8%)
LaBranche & Co
  Sr Nts
   05-15-09                                                 9.50%      $   670,000          $   703,500
   05-15-12                                                11.00        16,080,000           17,728,200
                                                                                            -----------
Total                                                                                        18,431,700
-------------------------------------------------------------------------------------------------------

BUILDING MATERIALS (2.6%)
Ainsworth Lumber
   10-01-12                                                 7.25        13,450,000(c)        12,004,125
Associated Materials
   04-15-12                                                 9.75         3,245,000            3,050,300
Gibraltar Inds
  Sr Sub Nts
   12-01-15                                                 8.00        10,170,000(d),(f)    10,271,700
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11                                                 9.00         9,900,000           10,147,500
Norcraft Holdings LP/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12                                                 9.98        14,185,000(o)         9,929,500
Nortek
  Sr Sub Nts
   09-01-14                                                 8.50         3,550,000            3,408,000
NTK Holdings
  Sr Disc Nts (Zero coupon through 09-01-09,
  thereafter 10.75%)
   03-01-14                                                12.45         6,435,000(o)         3,893,175
Panolam Inds Intl
  Sr Sub Nts
   10-01-13                                                10.75         5,105,000(d)         4,900,800
                                                                                            -----------
Total                                                                                        57,605,100
-------------------------------------------------------------------------------------------------------

CHEMICALS (3.4%)
BCP Crystal US Holdings 3 LLC/Sub3
  Sr Disc Nts Series B
  (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14                                                10.24        14,010,000(o)         9,807,000

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT --

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT               VALUE(a)
CHEMICALS (CONT.)
Equistar Chemicals LP/Funding
  Sr Nts
   05-01-11                                                10.63%      $ 6,430,000          $ 7,089,075
Georgia Gulf
  Sr Nts
   12-15-13                                                 7.13         7,695,000            7,656,525
INVISTA
   05-01-12                                                 9.25        25,200,000(d)        27,027,000
NALCO
  Sr Sub Nts
   11-15-13                                                 8.88         6,155,000            6,385,813
PQ
   02-15-13                                                 7.50        10,865,000(d)         9,995,800
Resolution Performance Products LLC/Capital
  Secured
   04-15-10                                                 9.50         6,735,000            6,802,350
                                                                                            -----------
Total                                                                                        74,763,563
-------------------------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.3%)
Neff Rental LLC/Finance
  Secured
   06-15-12                                                11.25         4,405,000(d)         4,614,238
United Rentals North America
   02-15-12                                                 6.50        10,905,000           10,496,063
United Rentals North America
  Sr Sub Nts
   02-15-14                                                 7.00        14,205,000           13,139,624
                                                                                            -----------
Total                                                                                        28,249,925
-------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS (3.0%)
AAC Group Holding
  Sr Disc Nts
  (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12                                                10.07         7,165,000(o)         5,158,800
ACCO Brands
   08-15-15                                                 7.63         4,210,000            3,936,350
Amscan Holdings
  Sr Sub Nts
   05-01-14                                                 8.75         3,630,000            2,740,650
Sealy Mattress
  Sr Sub Nts
   06-15-14                                                 8.25        10,900,000           11,118,000
Simmons Bedding
  Sr Disc Nts (Zero coupon through 12-15-09,
  thereafter 10.00%)
   12-15-14                                                10.00         4,895,000(d),(o)     2,545,400
Simmons Bedding
  Sr Sub Nts
   01-15-14                                                 7.88%      $11,315,000(i)       $10,240,075
Spectrum Brands
   02-01-15                                                 7.38        17,965,000           15,539,725
Visant
   10-01-12                                                 7.63         8,910,000            8,843,175
Visant Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13                                                10.25         6,815,000(o)         4,940,875
                                                                                            -----------
Total                                                                                        65,063,050
-------------------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.3%)
ALH Finance LLC/Finance
  Sr Sub Nts
   01-15-13                                                 8.50        10,680,000            9,932,400
JohnsonDiversey
  Series B
   05-15-12                                                 9.63         8,842,000            8,842,000
Kinetek
  Sr Nts Series D
   11-15-06                                                10.75         2,005,000            1,894,725
TriMas
   06-15-12                                                 9.88         9,570,000            7,847,400
                                                                                            -----------
Total                                                                                        28,516,525
-------------------------------------------------------------------------------------------------------

ELECTRIC (4.2%)
Aquila
  Sr Nts
   11-15-09                                                 7.63        11,360,000           11,587,200
   02-01-11                                                 9.95         6,645,000            7,342,725
Aquila Canada Finance
   06-15-11                                                 7.75         2,995,000(c)         3,069,875
CMS Energy
  Sr Nts
   08-01-10                                                 7.75         9,995,000           10,394,800
Midwest Generation LLC
  Series B
   01-02-16                                                 8.56        11,770,059           12,829,365
NRG Energy
   12-15-13                                                 8.00         6,258,000            6,868,155
Reliant Energy
  Secured
   12-15-14                                                 6.75        15,455,000           13,523,125
Tenaska Alabama Partners LP
  Secured
   06-30-21                                                 7.00         9,632,551(d)         9,737,652

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT               VALUE(a)
ELECTRIC (CONT.)
Texas Genco LLC/Financing
   Sr Nts
   12-15-14                                                 6.88%      $16,087,000(d)       $17,213,090
                                                                                            -----------
Total                                                                                        92,565,987
-------------------------------------------------------------------------------------------------------

ENTERTAINMENT (2.0%)
AMC Entertainment
  Sr Sub Nts
   02-01-11                                                 9.50         3,850,000            3,753,750
Hit Entertainment
  Term Loan B
   02-24-12                                                 8.88         5,000,000            5,043,750
Loews Cineplex Entertainment
   08-01-14                                                 9.00        10,220,000           10,232,775
Six Flags
  Sr Nts
   06-01-14                                                 9.63         7,405,000            7,275,413
Speedway Motorsports
  Sr Sub Nts
   06-01-13                                                 6.75         5,920,000            6,023,600
United Artists Theatre Circuit
  Series AU4
   07-01-15                                                 9.30         8,751,659            8,664,142
United Artists Theatre Circuit
  Series AV2
   07-01-15                                                 9.30         2,797,794            2,769,816
                                                                                            -----------
Total                                                                                        43,763,246
-------------------------------------------------------------------------------------------------------

ENVIRONMENTAL (2.1%)
Allied Waste North America
  Secured
   02-15-14                                                 6.13        12,250,000           11,606,875
Allied Waste North America
  Series B
   09-01-12                                                 9.25           913,000              992,888
Allied Waste North America
  Sr Nts
   04-15-13                                                 7.88        10,320,000           10,732,800
Clean Harbors
   07-15-12                                                11.25         9,895,000           11,131,875
Waste Services
  Sr Sub Nts
   04-15-14                                                 9.50        11,975,000           11,975,000
                                                                                            -----------
Total                                                                                        46,439,438
-------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.9%)
American Seafoods Group LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11                                                11.52%      $19,625,000(o)       $15,307,500
Cott Beverages USA
   12-15-11                                                 8.00         4,535,000            4,648,375
                                                                                            -----------
Total                                                                                        19,955,875
-------------------------------------------------------------------------------------------------------

GAMING (7.0%)
Boyd Gaming
  Sr Sub Nts
   04-15-14                                                 6.75        20,950,000           20,792,874
CCM Merger
   08-01-13                                                 8.00         7,045,000(d)         6,816,038
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12                                                10.13         4,045,000            4,277,588
Kerzner Intl
  Sr Sub Nts
   10-01-15                                                 6.75        17,240,000(c),(d)    16,679,699
MGM MIRAGE
  Sr Nts
   02-27-14                                                 5.88        27,650,000           26,129,249
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13                                                 6.13        11,755,000           11,519,900
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12                                                 8.00        11,345,000           11,968,975
Penn Natl Gaming
  Sr Sub Nts
   03-01-15                                                 6.75         6,790,000            6,569,325
River Rock Entertainment Authority
  Sr Nts
   11-01-11                                                 9.75        10,505,000           11,319,138
San Pasqual Casino
   09-15-13                                                 8.00         5,185,000(d)         5,139,631
Seneca Gaming
  Sr Nts
   05-01-12                                                 7.25         6,625,000            6,716,094
Station Casinos
  Sr Nts
   04-01-12                                                 6.00        13,595,000           13,561,013
Tunica-Biloxi Gaming Authority
  Sr Unsecured
   11-15-15                                                 9.00        11,015,000(d)        10,987,463

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT               VALUE(a)
GAMING (CONT.)
Wheeling Island Gaming
   12-15-09                                                10.13%      $ 1,210,000         $  1,267,475
                                                                                           ------------
Total                                                                                       153,744,462
-------------------------------------------------------------------------------------------------------

GAS PIPELINES (3.4%)
ANR Pipeline
   03-15-10                                                 8.88        14,825,000           15,853,262
Colorado Interstate Gas
  Sr Nts
   03-15-15                                                 5.95         9,060,000            8,686,619
   11-15-15                                                 6.80         7,050,000(d)         7,067,625
El Paso Natural Gas
  Sr Nts Series A
   08-01-10                                                 7.63        16,115,000           16,768,398
Pacific Energy Partners LP/Finance
  Sr Nts
   09-15-15                                                 6.25         3,290,000(d)         3,240,650
Southern Natural Gas
   03-15-10                                                 8.88         9,055,000            9,683,055
Southern Star Central
  Secured
   08-01-10                                                 8.50        12,795,000           13,594,688
                                                                                           ------------
Total                                                                                        74,894,297
-------------------------------------------------------------------------------------------------------

HEALTH CARE (8.1%)
Accellent
   12-01-13                                                10.50         5,720,000(d)         5,777,200
Community Health Systems
  Sr Sub Nts
   12-15-12                                                 6.50        10,300,000           10,158,375
DaVita
   03-15-13                                                 6.63         3,700,000            3,792,500
   03-15-15                                                 7.25        16,425,000           16,774,030
HCA
  Sr Unsecured
   12-01-09                                                 5.50         6,820,000            6,617,064
   01-15-15                                                 6.38        13,950,000           13,860,497
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14                                                 8.75        13,950,000           14,647,500
LifeCare Holdings
  Sr Sub Nts
   08-15-13                                                 9.25         7,635,000(d)         6,108,000
MedCath Holdings
  Sr Nts
   07-15-12                                                 9.88        10,755,000           11,454,075
Select Medical
   02-01-15                                                 7.63        15,440,000           14,668,000
   09-15-15                                                 9.93         7,825,000(d),(n)     7,805,438
Tenet Healthcare
  Sr Nts
   02-01-15                                                 9.25%      $ 1,970,000(d)      $  1,930,600
Triad Hospitals
  Sr Nts
   05-15-12                                                 7.00        15,380,000           15,572,249
US Oncology
   08-15-12                                                 9.00         6,105,000            6,517,088
   08-15-14                                                10.75         3,710,000            4,108,825
US Oncology Holdings
  Sr Nts
   03-15-15                                                 9.26        11,725,000(n)        11,578,438
Vanguard Health Holding I LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
   10-01-15                                                11.28         9,015,000(o)         6,445,725
Vanguard Health Holding II LLC
  Sr Sub Nts
   10-01-14                                                 9.00        13,870,000           14,632,850
VWR Intl
  Sr Sub Nts
   04-15-14                                                 8.00         3,130,000            3,098,700
                                                                                           ------------
Total                                                                                       175,547,154
-------------------------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.1%)
Meritage Homes
   03-15-15                                                 6.25         8,600,000            7,783,000
Stanley-Martin Communities LLC
   08-15-15                                                 9.75         5,390,000(d)         5,012,700
WCI Communities
   03-15-15                                                 6.63         7,610,000            6,620,700
William Lyon Homes
  Sr Nts
   02-15-14                                                 7.50         6,250,000            5,406,250
                                                                                           ------------
Total                                                                                        24,822,650
-------------------------------------------------------------------------------------------------------

INDEPENDENT ENERGY (3.6%)
Chesapeake Energy
  Sr Nts
   09-15-13                                                 7.50         1,900,000            2,004,500
   06-15-14                                                 7.50         3,458,000            3,648,190
   08-15-14                                                 7.00        14,424,000           14,928,839
   06-15-15                                                 6.38         5,545,000            5,434,100
   01-15-16                                                 6.88         3,000,000            3,015,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT              VALUE(a)
INDEPENDENT ENERGY (CONT.)
Encore Acquisition
  Sr Sub Nts
   04-15-14                                                 6.25%      $ 4,005,000         $  3,814,763
   07-15-15                                                 6.00        10,000,000            9,200,000
   12-01-17                                                 7.25         5,085,000            5,021,438
Hilcorp Energy I LP/Finance
  Sr Nts
   09-01-10                                                10.50         6,127,000(d)         6,877,558
   11-01-15                                                 7.75         9,690,000(d)         9,811,125
Newfield Exploration
  Sr Sub Nts
   08-15-12                                                 8.38         9,395,000           10,005,675
   09-01-14                                                 6.63         5,950,000            6,009,500
                                                                                           ------------
Total                                                                                        79,770,688
-------------------------------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
UnumProvident Finance
   11-15-15                                                 6.85         4,075,000(c),(d)     4,178,652
-------------------------------------------------------------------------------------------------------

LODGING (0.9%)
Vail Resorts
  Sr Sub Nts
   02-15-14                                                 6.75        19,110,000           19,133,888
-------------------------------------------------------------------------------------------------------

MEDIA CABLE (6.3%)
CCH I LLC
  Secured
   10-01-15                                                11.00         5,735,000(d)         4,917,763
CCO Holdings LLC/Capital
  Sr Nts
   12-15-10                                                 8.00         7,035,000(n)         6,859,125
   11-15-13                                                 8.75        11,600,000           11,136,000
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12                                                 8.00        11,920,000(d)        11,860,400
CSC Holdings
  Sr Nts
   04-15-12                                                 7.00        20,740,000(d)        19,754,849
CSC Holdings
  Sr Sub Deb
   05-15-16                                                10.50         4,015,000            4,286,013
DIRECTV Holdings LLC
   06-15-15                                                 6.38        10,000,000            9,812,500
DIRECTV Holdings LLC/Financing
  Sr Nts
   03-15-13                                                 8.38         6,925,000            7,513,625
Echostar DBS
   10-01-14                                                 6.63         7,315,000            7,058,975
Echostar DBS
  Sr Nts
   10-01-11                                                 6.38%      $11,065,000         $ 10,705,388
Insight Midwest LP/Capital
  Sr Nts
   11-01-10                                                10.50         4,580,000            4,814,725
Kabel Deutschland
   07-01-14                                                10.63        10,750,000(c),(d)    11,556,250
Mediacom LLC/Capital
  Sr Nts
   01-15-13                                                 9.50        12,635,000           12,413,887
Videotron Ltee
   01-15-14                                                 6.88        16,360,000(c)        16,564,499
                                                                                           ------------
Total                                                                                       139,253,999
-------------------------------------------------------------------------------------------------------

MEDIA NON CABLE (8.1%)
American Media Operations
  Series B
   05-01-09                                                10.25         3,795,000            3,491,400
Corus Entertainment
  Sr Sub Nts
   03-01-12                                                 8.75        15,125,000(c)        16,032,499
Dex Media
   11-15-13                                                 8.00         1,515,000            1,545,300
Dex Media
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
   11-15-13                                                10.34         6,800,000(o)         5,389,000
Dex Media West LLC/Finance
  Sr Sub Nts Series B
   08-15-13                                                 9.88         9,860,000           10,907,625
Emmis Operating
  Sr Sub Nts
   05-15-12                                                 6.88        10,740,000           10,592,325
Inmarsat Finance
   06-30-12                                                 7.63         3,920,000(c)         3,988,600
Lamar Media
   01-01-13                                                 7.25        11,000,000           11,330,000
Lamar Media
  Sr Sub Nts
   08-15-15                                                 6.63         6,515,000(d)         6,547,575
Liberty Media
  Sr Nts
   05-15-13                                                 5.70        28,045,000(i)        25,579,367
LIN TV
  Sr Sub Nts
   05-15-13                                                 6.50         3,865,000(d)         3,700,738

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT             VALUE(a)
MEDIA NON CABLE (CONT.)
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13                                                 9.50%      $ 7,025,000         $  7,551,875
Medianews Group
  Sr Sub Nts
   04-01-14                                                 6.38         6,200,000            5,812,500
PanAmSat
   08-15-14                                                 9.00         2,770,000            2,908,500
Quebecor Media
  Sr Nts
   07-15-11                                                11.13         8,255,000(c)         8,925,719
Rainbow Natl Services LLC
  Sr Nts
   09-01-12                                                 8.75        14,320,000(d)        15,107,599
Rainbow Natl Services LLC
  Sr Sub Deb
   09-01-14                                                10.38         6,175,000(d)         6,730,750
RH Donnelley
  Sr Nts
   01-15-13                                                 6.88        15,970,000           14,612,550
Sinclair Broadcast Group
   03-15-12                                                 8.00         3,685,000            3,795,550
Sun Media
   02-15-13                                                 7.63         8,875,000(c)         9,119,063
Susquehanna Media
  Sr Sub Nts
   04-15-13                                                 7.38         2,660,000            2,822,925
                                                                                           ------------
Total                                                                                       176,491,460
-------------------------------------------------------------------------------------------------------

METALS (1.0%)
Earle M Jorgensen
  Secured
   06-01-12                                                 9.75         7,390,000            7,907,300
Euramax
  Term Loan B
   08-08-13                                                11.09         7,750,000            7,459,375
Metals USA
  Secured
   12-01-15                                                11.13         6,105,000(d)         6,257,625
                                                                                           ------------
Total                                                                                        21,624,300
-------------------------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.2%)
Chaparral Energy
  Sr Nts
   12-01-15                                                 8.50         5,635,000(d),(f)     5,719,525
Chart Inds
  Sr Sub Nts
   10-15-15                                                 9.13         8,320,000(d)         8,361,600
Compton Petroleum
  Sr Nts
   12-01-13                                                 7.63%      $ 7,275,000(c),(d)  $  7,384,125
Grant Prideco
  Sr Unsecured
   08-15-15                                                 6.13         2,975,000(d)         2,945,250
Offshore Logistics
   06-15-13                                                 6.13         1,545,000            1,429,125
                                                                                           ------------
Total                                                                                        25,839,625
-------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.7%)
Cardtronics
  Sr Sub Nts
   08-15-13                                                 9.25        10,865,000(d)        10,702,025
Residential Capital
  Sr Unsecured
   06-30-10                                                 6.38        14,545,000           14,661,258
Triad Acquisition
   05-01-13                                                11.13        11,590,000(d)        11,474,100
                                                                                           ------------
Total                                                                                        36,837,383
-------------------------------------------------------------------------------------------------------

PACKAGING (1.1%)
Owens-Brockway Glass Container
   05-15-11                                                 7.75         3,755,000            3,905,200
   05-15-13                                                 8.25        12,375,000           12,777,188
Owens-Brockway Glass Container
  Secured
   11-15-12                                                 8.75         7,310,000            7,894,800
                                                                                           ------------
Total                                                                                        24,577,188
-------------------------------------------------------------------------------------------------------

PAPER (5.4%)
Boise Cascade LLC
   10-15-14                                                 7.13        16,125,000           14,512,500
Cascades
   Sr Nts
   02-15-13                                                 7.25         4,555,000(c)         4,201,988
Crown Americas LLC/Capital
   Sr Nts
   11-15-15                                                 7.75        18,920,000(d)        19,298,399
Domtar
   12-01-13                                                 5.38        14,925,000(c)        12,313,125
   08-15-15                                                 7.13         1,925,000(c)         1,703,625
Georgia-Pacific
   06-15-15                                                 7.70        17,545,000           17,237,962
Jefferson Smurfit US
   10-01-12                                                 8.25         4,100,000            3,977,000
   06-01-13                                                 7.50         6,715,000            6,194,588

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT                    VALUE(a)
PAPER (CONT.)
JSG Funding
  Sr Nts
   10-01-12                                                 9.63%      $12,785,000(c)             $ 12,657,150
JSG Funding
  Sr Sub Nts
   04-01-15                                                 7.75         8,775,000(c)                7,195,500
NewPage
  Sr Sub Nts
   05-01-13                                                12.00        17,660,000                  15,894,000
Norampac
  Sr Nts
   06-01-13                                                 6.75         3,575,000(c)                3,449,875
                                                                                                  ------------
Total                                                                                              118,635,712
--------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
   01-01-15                                                10.42        11,350,000(o)                6,810,000
Warner Chilcott
   02-01-15                                                 8.75        19,475,000(d)               17,722,250
                                                                                                  ------------
Total                                                                                               24,532,250
--------------------------------------------------------------------------------------------------------------

RAILROADS (0.1%)
TFM
  Sr Nts
   05-01-12                                                 9.38         1,455,000(c),(d)            1,589,588
--------------------------------------------------------------------------------------------------------------

RETAILERS (4.1%)
Blockbuster
  Sr Sub Nts
   09-01-12                                                 9.50         7,585,000(d)                6,561,025
Flooring America
  Series B
   10-15-07                                                 9.25         9,245,000(b),(h),(l)               --
General Nutrition Centers
   01-15-11                                                 8.63         6,460,000                   6,266,200
General Nutrition Centers
  Sr Sub Nts
   12-01-10                                                 8.50        12,230,000                  10,517,800
Movie Gallery
  Sr Unsecured
   05-01-12                                                11.00         9,120,000                   6,885,600
NBTY
  Sr Sub Nts
   10-01-15                                                 7.13         9,740,000(d)                9,374,750
Toys "R" Us
   04-15-13                                                 7.88        15,525,000                  12,458,813
Toys "R" Us
  Term Loan B
   08-21-06                                                 9.43%      $25,000,000(l)             $ 25,000,000
United Auto Group
   03-15-12                                                 9.63        13,310,000                  13,775,850
                                                                                                  ------------
Total                                                                                               90,840,038
--------------------------------------------------------------------------------------------------------------

TECHNOLOGY (0.8%)
SS&C Technologies
  Sr Sub Nts
   12-01-13                                                11.75         3,215,000(d)                3,255,188
SunGard Data Systems
  Sr Sub Nts
   08-15-15                                                10.25         3,030,000(d)                3,060,300
SunGard Data Systems
  Sr Unsecured
   08-15-13                                                 9.13        11,065,000(d)               11,452,275
                                                                                                  ------------
Total                                                                                               17,767,763
--------------------------------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.3%)
Quality Distribution LLC/Capital
   01-15-12                                                 8.65        29,555,000(n)               28,114,194
--------------------------------------------------------------------------------------------------------------

WIRELESS (5.0%)
Alamosa Delaware
   07-31-10                                                11.00         3,550,000                   4,029,250
Alamosa Delaware
  Sr Nts
   01-31-12                                                 8.50         2,410,000                   2,626,900
American Tower
  Sr Nts
   10-15-12                                                 7.13         9,310,000                   9,612,575
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14                                                 8.13         7,660,000                   7,928,100
Dobson Cellular Systems
  Secured
   11-01-12                                                 9.88        12,855,000                  14,236,913
Dobson Communications
  Sr Nts
   10-15-12                                                 8.40         4,665,000(d),(n)            4,595,025
Rogers Wireless
  Secured
   12-15-10                                                 7.00         3,215,000(c),(n)            3,319,488
   12-15-12                                                 7.25         2,685,000(c)                2,822,606
Rogers Wireless
  Sr Sub Nts
   12-15-12                                                 8.00        13,415,000(c)               14,203,131

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                                           COUPON       PRINCIPAL
ISSUER                                                      RATE          AMOUNT                   VALUE(a)
WIRELESS (CONT.)
Rural Cellular
  Secured
   03-15-12                                                 8.25%      $ 9,740,000              $   10,227,000
Rural Cellular
  Sr Sub Nts
   11-01-12                                                10.04         3,210,000(d),(n)            3,177,900
SBA Telecommunications/Communications
  Sr Disc Nts (Zero coupon through 12-15-07,
  thereafter 9.75%)
   12-15-11                                                 9.54        10,907,000(o)                9,979,905
UbiquiTel Operating
  Sr Nts
   03-01-11                                                 9.88         6,420,000                   7,102,125
US Unwired
  Secured Series B
   06-15-12                                                10.00        13,875,000                  15,713,437
                                                                                                --------------
Total                                                                                              109,574,355
--------------------------------------------------------------------------------------------------------------

WIRELINES (5.0%)
Cincinnati Bell
   07-15-13                                                 7.25        10,290,000                  10,701,600
   02-15-15                                                 7.00         7,210,000                   6,957,650
Cincinnati Bell
  Sr Sub Nts
   01-15-14                                                 8.38         3,645,000                   3,572,100
Citizens Communications
  Sr Nts
   01-15-13                                                 6.25        16,880,000                  16,247,000
GCI
  Sr Nts
   02-15-14                                                 7.25        21,920,000                  21,481,600
Qwest
  Sr Nts
   06-15-15                                                 7.63         9,210,000(d)                9,797,138
Qwest
  Term Loan B
   06-30-10                                                 6.95        22,445,000                  22,641,393
Qwest Communications Intl
   02-15-14                                                 7.50         6,230,000                   6,292,300
Valor Telecommunications Enterprises LLC/Finance
   02-15-15                                                 7.75        12,555,000                  12,303,900
                                                                                                --------------
Total                                                                                              109,994,681
--------------------------------------------------------------------------------------------------------------
Total Bonds
(Cost: $2,103,010,699)                                                                          $2,082,237,932
--------------------------------------------------------------------------------------------------------------

COMMON STOCKS (--%)

ISSUER                                                                    SHARES                      VALUE(a)
Arena Brands                                                               111,111(b),(l)             $426,666
Link Energy LLC Unit                                                     1,646,684(b),(k)               57,634
--------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $18,965,223)                                                                                   $484,300
--------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (1.3%)

ISSUER                                                                    SHARES                     VALUE(a)
GNC
  12.00% Pay-in-kind Series A                                                4,590(g)              $ 3,672,000
SGW Holding
  12.50% Cm  Pay-in-kind Series B                                          227,301(b),(g),(h),(l)           --
  Cv Series A                                                               87,091(b),(h),(l)               --
  Warrants                                                                   2,750(b),(h),(l)               --
Varde Fund V LP                                                         25,000,000(b),(e),(l)       14,191,000
Wayland Investment LLC                                                  26,000,000(e),(l)           11,208,340
--------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $31,675,726)                                                                                $29,071,340
--------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.7%) (j)

                                                                         AMOUNT
                                                         EFFECTIVE     PAYABLE AT
ISSUER                                                     YIELD        MATURITY                   VALUE(a)
COMMERCIAL PAPER
Park Granada LLC
   12-01-05                                                 4.07%      $15,100,000(m)           $   15,098,293
   12-08-05                                                 4.06        10,000,000(m)                9,990,978
   12-12-05                                                 4.07        20,000,000(m)               19,972,933
Thunder Bay Funding LLC
   12-01-05                                                 4.05        36,800,000(m)               36,795,860
--------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $81,867,294)                                                                             $   81,858,064
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,235,518,942)(p)                                                                       $2,193,651,636
==============================================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Nov. 30, 2005, the value of foreign securities represented 7.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $421,614,071 or 19.2% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $15,634,653.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h)  Negligible market value.

(i) At Nov. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(j) Cash collateral received from security lending activity is invested in short-term securities and represents 0.3% of net assets. See Note 5 to the financial statements. 3.4% of net assets is the Fund's cash equivalent position.

(k) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Nov. 30, 2005 are as follows:

                            BEGINNING    PURCHASE      SALES      ENDING     DIVIDEND
     ISSUER                   COST         COST        COST        COST       INCOME    VALUE(a)
     -------------------------------------------------------------------------------------------
     Link Energy LLC Unit  $13,412,897      $0       $336,562   $13,076,335     $0       $57,634

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Nov. 30, 2005, is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                         COST
     ------------------------------------------------------------------------------------
     Arena Brands
        Common                                    09-03-92                    $ 5,888,888
     Flooring America
        9.25% Series B 2007                10-09-97 thru 12-17-02              10,309,671
     SGW Holding
        12.50% Cm Pay-in-kind Series B     08-12-97 thru 04-15-03               2,990,747
        Cv Series A                               08-12-97                        899,998
        Warrants                                  08-12-97                        867,900
     Toys "R" Us
        8.88% Term Loan B 2006                    08-24-05                     24,892,051
     Varde Fund V LP                       04-27-00 thru 06-19-00                      --*
     Wayland Investment LLC                       05-19-00                     22,151,480

     * The original cost for this position in fiscal year 2004 was $25,000,000. During the prior year, $25,000,000 was returned to the Fund in the form of return of capital.

(m) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $81,858,064 or 3.7% of net assets.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT --

(n) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(o) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(p) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $2,235,519,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                     $ 49,589,000
     Unrealized depreciation                      (91,456,000)
     ----------------------------------------------------------
     Net unrealized depreciation                 $(41,867,000)
     ----------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE HIGH YIELD BOND FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $2,222,442,607)      $2,193,594,002
   Investments in securities of affiliated issuers (identified cost $13,076,335)                   57,634
---------------------------------------------------------------------------------------------------------
Total Investments in securities (identified cost $2,235,518,942)                            2,193,651,636
Capital shares receivable                                                                         183,753
Accrued interest receivable                                                                    39,363,977
Receivable for investment securities sold                                                       8,849,304
Other receivable                                                                                1,516,052
---------------------------------------------------------------------------------------------------------
Total assets                                                                                2,243,564,722
---------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                  92,919
Dividends payable to shareholders                                                                 590,151
Capital shares payable                                                                            342,445
Payable for investment securities purchased                                                    38,524,010
Payable upon return of securities loaned (Note 5)                                               6,610,000
Accrued investment management services fee                                                         34,431
Accrued distribution fee                                                                          509,628
Accrued service fee                                                                                     2
Accrued transfer agency fee                                                                         4,783
Accrued administrative services fee                                                                 3,803
Other accrued expenses                                                                            260,084
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                              46,972,256
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $2,196,592,466
=========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $    7,683,991
Additional paid-in capital                                                                  3,604,538,964
Undistributed net investment income                                                            24,994,199
Accumulated net realized gain (loss) (Note 7)                                              (1,400,273,434)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         (40,351,254)
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $2,196,592,466
=========================================================================================================
Net assets applicable to outstanding shares:             Class A                           $1,661,091,464
                                                         Class B                           $  503,229,831
                                                         Class C                           $   31,698,102
                                                         Class I                           $       10,074
                                                         Class Y                           $      562,995
Net asset value per share of outstanding capital stock:  Class A shares    580,935,760     $         2.86
                                                         Class B shares    176,104,655     $         2.86
                                                         Class C shares     11,158,132     $         2.84
                                                         Class I shares          3,521     $         2.86
                                                         Class Y shares        197,051     $         2.86
---------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                           $    6,363,320
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE HIGH YIELD BOND FUND

                                                               PERIOD FROM          PERIOD FROM          TOTAL
                                                             JUNE 1, 2005 TO      OCT. 18, 2005 TO    JUNE 1, 2004 TO
                                                              OCT. 17, 2005        NOV. 30, 2005      NOV. 30, 2005
                                                           (NOTE 1) (UNAUDITED)      (UNAUDITED)        (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                      $ 68,599,087          $21,024,421        $ 89,623,508
Fee income from securities lending (Note 5)                          7,740                8,453              16,193
   Less foreign taxes withheld                                      (6,626)                (193)             (6,819)
-------------------------------------------------------------------------------------------------------------------
Total income                                                    68,600,201           21,032,681          89,632,882
-------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                               5,141,434            1,532,827           6,674,261
Distribution fee
   Class A                                                       1,650,829              504,180           2,155,009
   Class B                                                       2,227,077              613,639           2,840,716
   Class C                                                         132,290               38,973             171,263
Transfer agency fee                                              1,222,974              376,331           1,599,305
Incremental transfer agency fee
   Class A                                                          87,573               27,470             115,043
   Class B                                                          50,675               14,481              65,156
   Class C                                                           2,956                  891               3,847
Service fee -- Class Y                                                 190                   64                 254
Administrative services fees and expenses                          445,034              177,320             622,354
Compensation of board members                                       15,660                1,211              16,871
Custodian fees                                                      66,021               23,875              89,896
Printing and postage                                               120,150               59,400             179,550
Registration fees                                                   69,135               14,305              83,440
Audit fees                                                          11,815               15,185              27,000
Other                                                               34,735               12,562              47,297
-------------------------------------------------------------------------------------------------------------------
Total expenses                                                  11,278,548            3,412,714          14,691,262
   Earnings credits on cash balances (Note 2)                      (43,187)             (13,587)            (56,774)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                              11,235,361            3,399,127          14,634,488
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 57,364,840           17,633,554          74,998,394
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                              (21,118,599)           2,474,345         (18,644,254)
   Security transactions - affiliated issuers (Note 3)            (333,350)                  --            (333,350)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                        (21,451,949)           2,474,345         (18,977,604)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                            15,605,908            4,816,364          20,422,272
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (5,846,041)           7,290,709           1,444,668
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                            $ 51,518,799          $24,924,263        $ 76,443,062
===================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE HIGH YIELD BOND FUND

                                                                               NOV. 30, 2005
                                                                             SIX MONTHS ENDED       MAY 31, 2005
                                                                               (UNAUDITED)           YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $   74,998,394      $  169,723,289
Net realized gain (loss) on security transactions                                (18,977,604)         99,786,166
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             20,422,272          10,339,940
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   76,443,062         279,849,395
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                    (56,851,603)       (124,296,625)
      Class B                                                                    (16,495,492)        (41,852,127)
      Class C                                                                       (998,607)         (2,328,121)
      Class I                                                                           (357)               (714)
      Class Y                                                                        (17,231)            (37,185)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                              (74,363,290)       (168,514,772)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                       159,592,974         312,217,159
   Class B shares                                                                 27,753,736          83,510,353
   Class C shares                                                                  2,025,767           6,988,226
   Class Y shares                                                                    122,327             142,851
Reinvestment of distributions at net asset value
   Class A shares                                                                 42,825,755          92,086,192
   Class B shares                                                                 13,141,006          33,185,884
   Class C shares                                                                    807,547           1,862,449
   Class Y shares                                                                     17,508              36,976
Payments for redemptions
   Class A shares                                                               (276,109,941)       (557,552,614)
   Class B shares (Note 2)                                                      (168,525,113)       (300,940,930)
   Class C shares (Note 2)                                                        (7,295,554)        (13,741,400)
   Class Y shares                                                                    (88,586)           (252,914)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               (205,732,574)       (342,457,768)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (203,652,802)       (231,123,145)
Net assets at beginning of year                                                2,400,245,268       2,631,368,413
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $2,196,592,466      $2,400,245,268
================================================================================================================
Undistributed net investment income                                           $   24,994,199      $   24,365,203
----------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE HIGH YIELD BOND FUND (FORMERLY AXP HIGH YIELD BOND FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP High Yield Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP High Yield Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

- The Fund offers Class A, Class B, Class C and Class Y shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Oct. 18, 2005, the Fund invested all of its assets in the High Yield Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Oct. 17, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from June 1, 2005 to Oct. 17, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Interest income                                           $68,598,695
Fee income from securities lending                        $     7,740
Foreign taxes withheld                                    $    (6,626)
Investment management services fee                        $ 5,141,434
Custodian fees                                            $    66,021
Compensation of board members                             $     9,610
Audit fees                                                $    11,815
Other                                                     $    30,985
Earnings credits on cash balances                         $       (70)

--------------------------------------------------------------------------------
22 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

All realized and unrealized gains (losses) presented for the period from June 1, 2005 to Oct. 17, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Nov. 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2005 was $50,826,006 representing 2.31% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into outstanding when-issued securities of $ 15,634,653.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an

--------------------------------------------------------------------------------
23 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

2. EXPENSES AND SALES CHARGES

Effective Oct. 18, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Oct. 18, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.59% to 0.465% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants'fees and fund office expenses. Under this

--------------------------------------------------------------------------------
25 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $20.50
- Class B $21.50
- Class C $21.00
- Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $900,364 for Class A, $325,167 for Class B and $2,571 for Class C for the six months ended Nov. 30, 2005.

During the period from June 1, 2005 to Oct. 17, 2005, the Fund's custodian and transfer agency fees were reduced by $43,187 as a result of earnings credits from overnight cash balances. During the period from Oct. 18, 2005 to Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $13,587 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $675,316,574 and $815,544,549, respectively, for the period from June 1, 2005 to Oct. 17, 2005 and $234,666,874 and $270,731,049,
respectively, for the period from Oct. 18, 2005 to Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           SIX MONTHS ENDED NOV. 30, 2005
                                        CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                   55,104,106      9,626,015        706,416             --         42,713
Issued for reinvested distributions    14,846,656      4,556,524        281,689             --          6,075
Redeemed                              (95,781,118)   (58,269,869)    (2,547,523)            --        (30,532)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (25,830,356)   (44,087,330)    (1,559,418)            --         18,256
----------------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED MAY 31, 2005
                                        CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                  109,138,119     29,051,154      2,446,050             --         49,400
Issued for reinvested distributions    32,037,784     11,569,033        652,218             --         12,883
Redeemed                             (194,275,869)  (105,528,720)    (4,819,023)            --        (88,370)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (53,099,966)   (64,908,533)    (1,720,755)            --        (26,087)
----------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $6,363,320 were on loan to brokers. For collateral, the Fund received $6,610,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $16,193 for the six months ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,376,361,404 at May 31, 2005, that if not offset by capital gains will expire as follows:

            2008           2009          2010          2011
         $80,574,095   $226,001,198  $517,121,802  $552,664,309

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

8.FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                2005(f)          2005          2004          2003          2002
Net asset value, beginning of period                       $ 2.86          $ 2.74        $ 2.62        $ 2.65        $ 3.07
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .11             .19           .21           .21           .25
Net gains (losses) (both realized and unrealized)            (.01)            .12           .11          (.03)         (.38)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .10             .31           .32           .18          (.13)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.10)           (.19)         (.20)         (.20)         (.24)
Tax return of capital                                          --              --            --          (.01)         (.05)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.10)           (.19)         (.20)         (.21)         (.29)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 2.86          $ 2.86        $ 2.74        $ 2.62        $ 2.65
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $1,661          $1,735        $1,810        $1,662        $1,681
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             1.07%(c)        1.04%         1.04%         1.07%         1.03%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                           6.65%(c)        6.67%         7.47%         8.35%         8.73%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  41%            105%          140%          139%          125%
---------------------------------------------------------------------------------------------------------------------------
Total return(d)                                              3.36%(e)       11.56%        12.51%         7.53%        (4.31%)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                2005(f)      2005      2004      2003     2002
Net asset value, beginning of period                        $2.86      $ 2.74    $ 2.62    $2.65    $ 3.07
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .10         .17       .19      .19       .23
Net gains (losses) (both realized and unrealized)            (.01)        .12       .11     (.03)     (.38)
------------------------------------------------------------------------------------------------------------
Total from investment operations                              .09         .29       .30      .16      (.15)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.09)       (.17)     (.18)    (.18)     (.22)
Tax return of capital                                          --          --        --     (.01)     (.05)
------------------------------------------------------------------------------------------------------------
Total distributions                                          (.09)       (.17)     (.18)    (.19)     (.27)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $2.86      $ 2.86    $ 2.74    $2.62    $ 2.65
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $ 503      $  629    $  781    $ 748    $  748
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             1.82%(c)    1.79%     1.80%    1.83%     1.79%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                           5.87%(c)    5.92%     6.70%    7.59%     7.94%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  41%        105%      140%     139%      125%
------------------------------------------------------------------------------------------------------------
Total return(d)                                              2.97%(e)   10.72%    11.66%    6.73%    (5.05%)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                2005(f)      2005      2004      2003     2002
Net asset value, beginning of period                        $2.84      $ 2.73    $ 2.61    $2.64    $ 3.05
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .10         .17       .19      .19       .23
Net gains (losses) (both realized and unrealized)            (.01)        .11       .11     (.03)     (.37)
------------------------------------------------------------------------------------------------------------
Total from investment operations                              .09         .28       .30      .16      (.14)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.09)       (.17)     (.18)    (.18)     (.22)
Tax return of capital                                          --          --        --     (.01)     (.05)
------------------------------------------------------------------------------------------------------------
Total distributions                                          (.09)       (.17)     (.18)    (.19)     (.27)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $2.84      $ 2.84    $ 2.73    $2.61    $ 2.64
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                     $  32      $   36    $   39    $  31    $   21
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             1.83%(c)    1.79%     1.80%    1.83%     1.79%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                           5.88%(c)    5.92%     6.71%    7.52%     7.39%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  41%        105%      140%     139%      125%
------------------------------------------------------------------------------------------------------------
Total return(d)                                              2.97%(e)   10.35%    11.71%    6.78%    (4.76%)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Adjusted to an annual basis.
(d)  Total return does not reflect payment of a sales charge.
(e)  Not annualized.
(f)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                2005(g)     2005     2004(b)
Net asset value, beginning of period                       $2.86      $ 2.74    $ 2.83
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .11         .21       .08
Net gains (losses) (both realized and unrealized)           (.01)        .11      (.11)
----------------------------------------------------------------------------------------
Total from investment operations                             .10         .32      (.03)
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.10)       (.20)     (.06)
----------------------------------------------------------------------------------------
Net asset value, end of period                             $2.86      $ 2.86    $ 2.74
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $  --      $   --    $   --
----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .66%(d)     .64%      .65%(d)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          7.06%(d)    7.06%     7.30%(d)
----------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 41%        105%      140%
----------------------------------------------------------------------------------------
Total return(e)                                             3.56%(f)   11.97%    (1.39%)(f)
----------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period.Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED MAY 31,                                2005(f)          2005          2004          2003          2002
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                          $2.86          $ 2.74        $ 2.62         $2.65        $ 3.07
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .11             .20           .21           .21           .26
Net gains (losses) (both realized and unrealized)              (.01)            .12           .12          (.03)         (.38)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .10             .32           .33           .18          (.12)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.10)           (.20)         (.21)         (.20)         (.25)
Tax return of capital                                            --              --            --          (.01)         (.05)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.10)           (.20)         (.21)         (.21)         (.30)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $2.86          $ 2.86        $ 2.74         $2.62        $ 2.65
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets,end of period (in millions)                        $   1          $    1    $        1         $   1    $        1
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                .90%(c)         .87%          .88%          .91%          .87%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                             6.82%(c)        6.84%         7.60%         8.52%         8.80%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                    41%            105%          140%          139%          125%
-----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                3.44%(e)       11.75%        12.67%         7.70%        (4.17%)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Not annualized.
(f) Six months ended Nov.30,2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

                                              BEGINNING          ENDING           EXPENSES
                                            ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING          ANNUALIZED
                                             JUNE 1, 2005     NOV. 30, 2005      THE PERIOD(a)       EXPENSE RATIO
Class A
  Actual(b)                                     $1,000          $1,033.60          $5.45(c)              1.07%
  Hypothetical (5% return before expenses)      $1,000          $1,019.70          $5.42(c)              1.07%
Class B
  Actual(b)                                     $1,000          $1,029.70          $9.26(c)              1.82%
  Hypothetical (5% return before expenses)      $1,000          $1,015.94          $9.20(c)              1.82%
Class C
  Actual(b)                                     $1,000          $1,029.70          $9.31(c)              1.83%
  Hypothetical (5% return before expenses)      $1,000          $1,015.89          $9.25(c)              1.83%
Class I
  Actual(b)                                     $1,000          $1,035.60          $3.37(c)               .66%
  Hypothetical (5% return before expenses)      $1,000          $1,021.76          $3.35(c)               .66%
Class Y
  Actual(b)                                     $1,000          $1,034.40          $4.59(c)               .90%
  Hypothetical (5% return before expenses)      $1,000          $1,020.56          $4.56(c)               .90%


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Nov. 30, 2005: +3.36% for Class A, +2.97% for Class B, +2.97% for Class C, +3.56% for Class I and +3.44% for Class Y.

(c) Effective Oct.1,2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Nov. 30, 2005,the actual expenses paid would have been $5.51 for Class A, $9.31 for Class B, $9.36 for Class C, $3.42 for Class I and $4.64 for Class Y; the hypothetical expenses paid would have been $5.47 for Class A, $9.25 for Class B, $9.30 for Class C, $3.40 for Class I and $4.61 for Class Y.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting,the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
35 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board,including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved,the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement, "provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

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36 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would stay the same. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

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38 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

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39 -- RIVERSOURCE HIGH YIELD BOND FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial,Inc.

S-6470 W (1/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP High Yield Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 31, 2006